UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2013

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208 Lake Oswego, Oregon 97034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Sales Agreements

On May 24, 2013, Galena Biopharma, Inc. (“we,” “our” or the “Company”) entered into at-the-market sales agreements with each of MLV & Co. LLC (“MLV”) and Maxim Group LLC (“Maxim”) pursuant to which we may offer and sell from time to time through MLV and Maxim, acting as agents, shares of our common stock, $0.0001 par value per share, having an aggregate offering price of up to $20 million. The offer and sale of our shares through MLV and Maxim will be registered pursuant to our Registration Statement on Form S-3 filed with the Securities and Exchange Commission, or “SEC,” on May 24, 2013 and are described in detail in the related preliminary prospectus dated May 24, 2013 included as part of our Registration Statement. No sales will be made until our Registration Statement has been declared effective by the SEC. The offering pursuant to the sales agreements will terminate upon the sale of all shares subject to the sales agreements or the earlier termination of the sales agreements as permitted therein.

Under the sales agreements, MLV and Maxim may sell shares of our common stock by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, but not limited to, sales made directly on The NASDAQ Capital Market, on any other existing trading market for our common stock or to or through a market maker. MLV and Maxim may also sell our shares under the sales agreements by any other method permitted by law, including in privately negotiated transactions. MLV and Maxim have agreed in the sales agreements to use their commercially reasonable efforts consistent with their respective normal trading and sales practices to sell shares in accordance with our instructions (including any price, time or size limit or other customary parameters or conditions we may impose).

We have agreed to pay MLV and Maxim a commission rate of 3.0% of the gross sales price per share of any of our shares of common stock sold through MLV and Maxim, as agents, under the sales agreements. We also have agreed to reimburse MLV and Maxim for legal fees and disbursements, not to exceed $12,500 each, incurred by them in connection with the negotiation and preparation of the sales agreements and have provided MLV and Maxim with customary indemnification rights.

Copies of the sales agreements are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the foregoing summary of the sales agreements is qualified by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

We are filing as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: May 31, 2013	By:	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	At-the-Market Sales Agreement, dated as of May 24, 2013, between Galena Biopharma, Inc. and MLV & Co. LLC (incorporated by reference to Exhibit 1.2 to the Registration Statement on Form S-3 filed by Galena Biopharma, Inc. on May 24, 2013).

10.2	At-the-Market Sales Agreement, dated as of May 24, 2013, between Galena Biopharma, Inc. and Maxim Group LLC (incorporated by reference to Exhibit 1.3 to the Registration Statement on Form S-3 filed by Galena Biopharma, Inc. on May 24, 2013).

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